EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

State or Jurisdiction
   of Organization        Subsidiaries
------------------------  ------------
Delaware                  Bridge Oil (U.S.A.) Inc.
Bermuda                   CR International Limited
Delaware                  DMLP Co.
Delaware                  Mesa Environmental Ventures Co.
Texas                     Mesa Offshore Royalty Partnership
Delaware                  P&PCanada LP Co.
Delaware                  Parker & Parsley Argentina, Inc.
Turks and Caicos Islands  Parker & Parsley Capital LLC
Cayman Islands            Parker & Parsley International Holdings, Ltd.
Australia                 Parker & Parsley Petroleum Australia Holdings Pty
                            Limited
Australia                 Parker & Parsley Petroleum Australia Pty Limited
Texas                     Pioneer Natural Resources Scholarship Foundation
New York                  Parker & Parsley Transfer Agent Corporation
Delaware                  Pioneer Holding Inc.
Delaware                  Pioneer International Resources Company
Texas                     Pioneer Natural Gas Company
Argentina                 Pioneer Natural Resources (Argentina) S.A.
Canada                    Pioneer Natural Resources Canada Inc.
Cayman Islands            Pioneer Natural Resources (Cayman) Ltd.
Cayman Islands            Pioneer Natural Resources Guatemala Ltd.
South Africa              Pioneer Natural Resources South Africa (Pty) Limited
Argentina                 Pioneer Natural Resources (Tierra Del Fuego) S.A.
Delaware                  Pioneer Natural Resources USA, Inc.
Delaware                  Pioneer Resources Inc.
Bahamas                   Pioneer Resources Africa, Ltd.
Delaware                  Pioneer Resources China, Inc.
Bahamas                   Pioneer Resources Gabon - Olowi Ltd.
Delaware                  Pioneer Resources Producing L.P.
Texas                     Pioneer Uravan, Inc.
Delaware                  PNR Resources (USA) Inc.
Texas                     PNRC Properties L.P.
Delaware                  Westpan NGL Co.







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State or Jurisdiction
   of Organization        Subsidiaries
------------------------  ------------
Partnerships that Pioneer Natural Resources USA, Inc.
is the managing general partner
-----------------------------------------------------

Texas                     Parker & Parsley 81-I, Ltd.
Texas                     Parker & Parsley 81-II, Ltd.
Texas                     Parker & Parsley 82-I, Ltd.
Texas                     Parker & Parsley 82-II, Ltd.
Texas                     Parker & Parsley 82-III, Ltd.
Texas                     Parker & Parsley 83-A, Ltd.
Texas                     Parker & Parsley 83-B, Ltd.
Texas                     Parker & Parsley 84-A, Ltd.
Texas                     Parker & Parsley 85-A, Ltd.
Texas                     Parker & Parsley 85-B, Ltd.
Texas                     Parker & Parsley Private Investment 85-A Ltd.
Texas                     Parker & Parsley Selected 85 Private Investment, Ltd.
Texas                     Parker & Parsley 86-A, Ltd.
Texas                     Parker & Parsley 86-B, Ltd.
Texas                     Parker & Parsley 86-C, Ltd.
Texas                     Parker & Parsley Private Investment 86, Ltd.
Delaware                  Parker & Parsley 87-A, Ltd.
Delaware                  Parker & Parsley 87-B, Ltd.
Delaware                  Parker & Parsley 87-A Conv., Ltd.
Delaware                  Parker & Parsley 87-B Conv., Ltd.
Delaware                  Parker & Parsley Private Investment 87, Ltd.
Delaware                  Parker & Parsley Producing Properties 87-A, Ltd.
Delaware                  Parker & Parsley Producing Properties 87-B, Ltd.
Delaware                  Parker & Parsley 88-A, L.P.
Delaware                  Parker & Parsley 88-B, L.P.
Delaware                  Parker & Parsley 88-C, L.P.
Delaware                  Parker & Parsley 88-A Conv., L.P.
Delaware                  Parker & Parsley 88-B Conv., L.P.
Delaware                  Parker & Parsley 88-C Conv., L.P.
Delaware                  Parker & Parsley Private Investment 88, L.P.
Delaware                  Parker & Parsley Producing Properties 88-A, L.P.
Delaware                  Parker & Parsley 89-A, L.P.
Delaware                  Parker & Parsley 89-B, L.P.
Texas                     Parker & Parsley 89-A Conv., L.P.
Texas                     Parker & Parsley 89-B Conv., L.P.
Texas                     P&P Employees 89-A Conv., L.P.
Texas                     P&P Employees 89-B Conv., L.P.
Delaware                  Parker & Parsley Private Investment 89, L.P.
Texas                     P&P Employees Private Investment 89, L.P.
Delaware                  Parker & Parsley 90-A Conv., L.P.
Delaware                  Parker & Parsley 90-B Conv., L.P.
Delaware                  Parker & Parsley 90-C Conv., L.P.
Delaware                  Parker & Parsley 90-A, L.P.
Delaware                  Parker & Parsley 90-B, L.P.
Delaware                  Parker & Parsley 90-C, L.P.
Texas                     P&P Employees 90-A Conv., L.P.
Texas                     P&P Employees 90-B Conv., L.P.
Texas                     P&P Employees 90-C Conv., L.P.
Delaware                  Parker & Parsley Private Investment 90 Conv., L.P.
Texas                     P&P Employees Private Investment 90 Conv., L.P.
Delaware                  Parker & Parsley 90 Spraberry Private Development
                            Conv., L.P.
Texas                     P&P Employees 90 Spraberry Private Development L.P.


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State or Jurisdiction
   of Organization        Subsidiaries
------------------------  ------------
Delaware                  Parker & Parsley 91-A, L.P.
Delaware                  Parker & Parsley 91-B, L.P.
Delaware                  Parker & Parsley 91-A Conv., L.P.
Delaware                  Parker & Parsley 91-B Conv., L.P.
Texas                     P&P Employees 91-A G.P.
Texas                     P&P Employees 91-B G.P.
Texas                     Parker & Parsley 1992 Direct Investment Program, Ltd.
Texas                     Parker & Parsley 1993 Direct Investment Program, Ltd.
Texas                     Parker & Parsley 1994 Direct Investment Program, Ltd.
Texas                     Midkiff Development Drilling Program, Ltd.



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